UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 8, 2013

Fisher Communications, Inc.

(Name of Registrant as Specified in Its Charter)

Washington	000-22439	91-0222175
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 Fourth Avenue N., Suite 500, Seattle, Washington		98109
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 206-404-7000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On August 8, 2013, Fisher Communications, Inc. (“Fisher”) completed its merger with Sinclair Television of Seattle, Inc. (“Merger Sub”), a wholly owned subsidiary of Sinclair Broadcast Group, Inc. (“Sinclair”), whereby Merger Sub merged with and into Fisher (the “Merger”) with Fisher continuing as the surviving corporation and becoming a wholly owned subsidiary of Sinclair. The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of April 11, 2013 (the “Merger Agreement”), by and among Fisher, Sinclair and Merger Sub.

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger, on August 8, 2013, Fisher and JPMorgan Chase Bank, N.A. (“JPM”), terminated the Credit Agreement, dated as of November 19, 2012, between Fisher and JPM, as Administrative Agent and Lender (the “Credit Facility”), and the other transaction documents related to the Credit Facility. No amounts were outstanding under the Credit Facility at the effective time of the Merger. Prior to its termination, the Credit Facility provided Fisher with a $30 million revolving line of credit.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, on August 8, 2013, Fisher notified the NASDAQ Stock Market (“NASDAQ”) that each outstanding share of common stock, par value $1.25 per share, of Fisher (“Fisher Common Stock”) (other than shares of Fisher Common Stock owned by Sinclair or Merger Sub, all of which were canceled, shares of Fisher Common Stock held by any subsidiaries of Fisher or Sinclair (other than Merger Sub) and shares of Fisher Common Stock that were held by shareholders, if any, who were entitled to and had properly demanded dissenters’ rights in accordance with the Washington Business Corporation Act) was converted into the right to receive an amount in cash, without interest and less any applicable withholding taxes, equal to $41.00 per share (the “Merger Consideration”), and requested that NASDAQ file with the Securities and Exchange Commission (the “SEC”) a notification of removal from listing on Form 25 to report that shares of Fisher Common Stock are no longer listed on NASDAQ. On August 8, 2013, in accordance with Fisher’s request, NASDAQ filed the Form 25 with the SEC. Fisher intends to file a certification and notice of termination on Form 15 requesting that Fisher’s reporting obligations under Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended, be terminated.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Exhibit 2.1 to Fisher’s Current Report on Form 8-K filed with the SEC on April 12, 2013 and is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

The Merger Agreement was approved by Fisher’s shareholders at the special meeting of Fisher’s shareholders held on August 6, 2013 (the “Special Meeting”), and the Merger was consummated on August 8, 2013.

Under the terms of the Merger Agreement, each outstanding share of Fisher Common Stock (other than shares of Fisher Common Stock owned by Sinclair or Merger Sub, all of which were canceled, shares of Fisher Common Stock held by any subsidiaries of Fisher or Sinclair (other than Merger Sub) and shares of Fisher Common Stock that were held by shareholders, if any, who were entitled to and had properly demanded dissenters’ rights in accordance with the Washington Business Corporation Act) was converted into the right to receive the Merger Consideration.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Exhibit 2.1 to Fisher’s Current Report on Form 8-K filed with the SEC on April 12, 2013 and is incorporated herein by reference.

Upon the effective time of the Merger, holders of Fisher Common Stock immediately prior to the effective time of the Merger ceased to have any rights as shareholders in Fisher (other than their right to receive the Merger Consideration).

Item 5.01 Changes in Control of Registrant.

As a result of the Merger, a change of control of Fisher occurred, and Fisher became a wholly owned subsidiary of Sinclair. The disclosure under Item 3.03 is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Agreements of Certain Officers.

As a result of the Merger, all of the current directors of Fisher resigned from their directorships at Fisher, as of the effective time of the Merger. These resignations were not a result of any disagreements between Fisher and the former directors on any matter relating to Fisher’s operations, policies or practices. Upon completion of the Merger, David B. Amy and David D. Smith became the directors of Fisher.

In connection with the Merger, on August 8, 2013, Colleen B. Brown was removed from her position as Fisher’s President and Chief Executive Officer, Hassan N. Natha was removed from his position as Fisher’s Senior Vice President and Chief Financial Officer and Christopher J. Bellavia was removed from his position as Fisher’s Senior Vice President and General Counsel. Upon completion of the Merger, David D. Smith became Fisher’s President, David B. Amy became Fisher’s Secretary, Lucy Rutishauser became Fisher’s Treasurer and David Bochenek became Fisher’s Vice President and Chief Accounting Officer.

Item 5.03 Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

At the effective time of the Merger, the articles of incorporation attached hereto as Exhibit 3.1 became the articles of incorporation of Fisher, as the surviving entity of the Merger, and the bylaws attached hereto as Exhibit 3.2 became the bylaws of Fisher, as the surviving entity of the Merger. Each of Exhibit 3.1 and Exhibit 3.2 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of April 11, 2013, by and among Fisher Communications, Inc., Sinclair Broadcast Group, Inc. and Sinclair Television of Seattle, Inc. (incorporated by reference to Exhibit 2.1 of Fisher Communications, Inc.’s Current Report on Form 8-K, filed on April 12, 2013).

3.1	Articles of Incorporation of Fisher Communications, Inc.

3.2	Bylaws of Fisher Communications, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISHER COMMUNICATIONS, INC.

Dated: August 8, 2013	By:	/s/ David Bochenek
Name: David Bochenek
Title: Vice President and Chief Accounting Officer

Exhibit Index

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of April 11, 2013, by and among Fisher Communications, Inc., Sinclair Broadcast Group, Inc. and Sinclair Television of Seattle, Inc. (incorporated by reference to Exhibit 2.1 of Fisher Communications, Inc.’s Current Report on Form 8-K, filed on April 12, 2013).

3.1	Articles of Incorporation of Fisher Communications, Inc.

3.2	Bylaws of Fisher Communications, Inc.